FIRST AMENDMENT TO
                               OCEAN ENERGY, INC.
                     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN
                              MEMBERSHIP AGREEMENT



         WHEREAS, OCEAN ENERGY, INC., a Texas corporation, formerly known as Seagull Energy Corporation (the "Company"), and JAMES T. HACKETT (the "Employee") have heretofore executed an instrument entitled "SEAGULL ENERGY CORPORATION EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN MEMBERSHIP AGREEMENT" (the "Agreement"), evidencing the terms and conditions of the Employee's membership in the OCEAN ENERGY, INC. EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN, formerly known as the Seagull Energy Corporation Executive Supplemental Retirement Plan ( the "Plan"); and

         WHEREAS, the Company and the Employee desire to amend the Agreement;

         NOW, THEREFORE, the parties hereto agree as follows, effective as of June 26, 2000:

     1. Paragraph 3 of the Agreement shall be deleted and the following shall be substituted therefor:

                  "3. For purposes of Section 1.01(8) of the Plan, Employee's Compensation shall include (a) `deemed salary' equal to the base salary that Employee would have received if he had not received an option to purchase common stock of the Company in lieu of such salary pursuant to paragraph 3.1 of the Employment Agreement and (b) all amounts received by Employee as bonuses from the Company."

     2.   As  amended  hereby,  the  Agreement  is  specifically   ratified  and
          reaffirmed.

         EXECUTED this ____________ day of _____________________________, 2000.

                                                OCEAN ENERGY, INC.


                                     By:_________________________________
                                     Name:_______________________________
                                     Title:______________________________

                                                  EMPLOYEE


                                       ------------------------------------
                                       James T. Hackett

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